UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2000

                              CARNIVAL CORPORATION
             (Exact name of registrant as specified in its charter)

Republic of Panama                  1-9610                   59-1562976
(State or other jurisdiction        (Commission              (I.R.S. Employer
 of incorporation)                  File Number)             Identification No.)

3655 N.W. 87th Avenue, Miami, Florida                33178-2428
(Address of principal executive offices)             (zip code)

Registrant's telephone number, including area code: (305) 599-2600
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Item 5.  Other Events.

         On January 23, 2000, Carnival Corporation (the "Company") entered into a letter of intent with Fairfield Communities, Inc. relating to a proposed merger with Fairfield.

         The Company has not entered into any definitive agreement concerning the proposed acquisition of Fairfield. No assurance can be given that any agreement relating to the proposed acquisition of Fairfield will be entered into or that an acquisition of Fairfield by the Company will be consummated.

         On January 24, 2000, the Company issued the press release attached hereto as Exhibit 99.1. The letter of intent is attached hereto as Exhibit 99.2. The press release and the letter of intent are incorporated herein by reference.

Item 7.  Exhibits.

Exhibit Number
(Referenced to Item 601
of Regulation S-K)                  Description of Exhibit

99.1                                Press Release dated January 24, 2000.

99.2                                Letter of Intent dated January 23, 2000.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 24, 2000

                                   CARNIVAL CORPORATION

                                   By: /s/ Arnaldo Perez
                                   ---------------------
                                   Name:  Arnaldo Perez
                                   Title: Vice President & General Counsel

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                         Description of Exhibit
--------------                         ----------------------
99.1                                   Press Release dated January 24, 2000.

99.2                                   Letter of Intent dated January 23, 2000.